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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (March 1, 2006)

                                 BIOSCRIP, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      0-28740                   05-0489664
(State or Other Jurisdiction of      (Commission               (IRS Employer
      Incorporation)                 File Number)            Identification No.)

100 CLEARBROOK ROAD, ELMSFORD, NEW YORK                             10523
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (914) 460-1600

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 2.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 1, 2006 the Company entered into a Second Amendment to its Loan and Security Agreement, dated as of November 1, 2000 with its primary lender HFG Healthco-4 LLC, a subsidiary of Healthcare Finance Group, to increase the availability under its revolving credit facility from $45 million to $65 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following information is furnished as an exhibit to this Current Report:

Exhibit No.    Description of Exhibit
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99.1           Second Amendment, dated as of March 1, 2006, to Loan and Security
               Agreement, dated as of November 1, 2000, between MIM Funding LLC and HFG Healthco-4 LLC.

99.2 Press Release, dated March 2, 2006 announcing the acquisition of Intravenous Therapy Services, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 2, 2006                        BIOSCRIP, INC.

                                    By:  /s/ Barry A. Posner
                                         ---------------------------------------
                                         Barry A. Posner,
                                         Executive Vice President, Secretary
                                         and General Counsel